CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Peter Moran, President of BHR Institutional Funds (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/07/07                                     /S/ PETER MORAN
     --------------------------------              -----------------------------
                                                   Peter Moran, President
                                                   (principal executive officer)

I, John Leven, Treasurer of BHR Institutional Funds (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/07/07                                     /S/ JOHN LEVEN
     ----------------------------------            -----------------------------
                                                   John Leven, Treasurer
                                                   (principal financial officer)

These certifications are being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and are not being filed as part of the report or as a separate disclosure document.